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                                                                  EXHIBIT 10.140


                              MEGO FINANCIAL CORP.
                       1125 N.E. 125th Street, Suite 206
                            N. Miami, Florida 33161


                                 June 26, 1998


Mego Mortgage Corporation
1000 Parkwood Circle, Suite 500
Atlanta, Georgia 30339


Gentlemen:

        In consideration of the payment by Mego Mortgage Corporation ("Mego Mortgage") to Preferred Equities Corporation ("PEC", the wholly owned subsidiary of Mego Financial Corp. ("Mego Financial"), of $1,574,009.50, which amount represents fees for services rendered by PEC and costs and expenses billed through June 30, 1998 under (i) the Loan Program Subservicing Agreement, dated as of September 1, 1996, as amended, between PEC and Mego Mortgage and (ii) the Services and Consulting Agreement, dated as of September 1, 1996, as amended, between PEC and Mego Mortgage, Mego Financial Corp. ("Mego Financial") hereby agrees that no further amounts are owed to it by Mego Mortgage under the (i) the Tax Allocation and Indemnity Agreement, dated November 19, 1996, between Mego Financial and Mego Mortgage (the "Tax Agreement"), (ii) the Payment Agreement, dated as of August 29, 1997, between Mego Mortgage and Mego Financial (the "Payment Agreement") and (iii) the Agreement dated April 9, 1998, between Mego Mortgage and Mego Financial (the "April Agreement," and together with the Tax Agreement and the Payment Agreement, the "Mego Agreements") and hereby releases Mego Mortgage from any right, claim or action Mego Financial now has or may have in the future arising out of or in connection with the Mego Agreements.

        Similarly, in consideration of the release granted herein by Mego Financial, by Mego Mortgage's execution of this letter, Mego Mortgage hereby releases Mego Financial from any right, claim or action Mego Mortgage now has or may have in the future arising out of or in connection with the Mego Agreements.


                                        Very truly yours,


                                        MEGO FINANCIAL CORP.


                                        By: /s/ JEROME J. COHEN
                                            --------------------------
                                            Jerome J. Cohen, President


Agreed to and accepted
this __ day of June 1998


MEGO MORTGAGE CORPORATION


By:
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    Name:
    Title: